UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2021

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

SDG&E Agreement

On February 13, 2021, Anterix Inc. (the “Company”) entered into an agreement with San Diego Gas & Electric Company, a subsidiary of Sempra Energy (“SDG&E”), to provide 900 MHz broadband spectrum throughout SDG&E’s California service territory, including San Diego and Imperial counties and portions of Orange county (the “SDG&E Agreement”).  The SDG&E Agreement will support SDG&E’s deployment of a private LTE network for its California service territory, with a population of approximately 3.6 million people. As part of the SDG&E Agreement, Anterix and SDG&E intend to collaborate on accelerating utility industry momentum for private networks.

The SDG&E Agreement has been approved by both companies’ boards of directors.  The SDG&E Agreement is subject to customary provisions regarding remedies, including reduced payment amounts and/or refund of amounts paid, and termination rights, if a party fails to perform its contractual obligations.  The Company has posted a Fact Sheet (the “Fact Sheet”) containing additional information regarding the material terms of the SDG&E Agreement on the Investor Relations page of its website at http://Anterix.com/docs/sdge-contract-factsheet.pdf. The Fact Sheet is being filed as Exhibit 99.1 to this Current Report on Form 8-K.  The Fact Sheet, and the additional information contained therein regarding the terms of the SDG&E Agreement, is incorporated by reference into this Current Report on Form 8-K.

Investor Conference Call

The Company will hold a conference call on Tuesday, February 16, 2021 at 9:00 a.m. Eastern Time to provide a corporate update. To participate in the conference call, please dial +1-888-267-2845 and use the access code: 630257.  A replay of the conference call will be available on the Investor Relations page of the Company’s website at www.anterix.com/events.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Factsheet, dated February 16, 2021.

Item

Item

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: February 16, 2021	/s/ Gena L. Ashe
Gena L. Ashe
General Counsel and Corporate Secretary